                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             VIEWPOINT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2002

TO THE STOCKHOLDERS OF VIEWPOINT CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Viewpoint Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, June 12, 2002, at 9:30 a.m., local time, at the Sky Club Conference Center, MetLife Building, 200 Park Avenue, 56th Floor , New York, NY, for the following purposes:

          1. To elect five directors to serve for the ensuing year and until their successors are duly elected and qualified.

          2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the 2002 fiscal year.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on April 24, 2002 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, however, you are urged to authorize your proxy by following one of the following steps as promptly as possible:

          1. Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed for that purpose); or

          2. Vote via the Internet (see the instructions on the enclosed proxy card); or

          3. Vote via telephone (toll-free) in the United States and Canada (see the instructions on the enclosed proxy card).

     The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. The Company has been advised by counsel that the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card.

     Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card or voted via the Internet or telephone.

                                          FOR THE BOARD OF DIRECTORS

                                          BRIAN J. O'DONOGHUE, Secretary

New York, New York
April 30, 2002

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR TELEPHONE.

                             VIEWPOINT CORPORATION
                               498 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
                                 (212) 201-0800
                             ---------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 12, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited on behalf of the Board of Directors of Viewpoint Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, June 12, 2002 at 9:30 a.m., local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sky Club Conference Center, MetLife Building, 200 Park Avenue, 56th Floor, New York, NY.

     These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, are being mailed on or about April 29, 2002 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

     Stockholders of record at the close of business on April 24, 2002 are entitled to notice of and to vote at the meeting. At the record date, 40,044,611 shares of common stock, $0.001 par value, of the Company were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use, whether the proxy was given by telephone, via the Internet or by proxy card. The proxy may be revoked by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by making an authorized Internet or telephone communication on a later date in accordance with the instructions on the enclosed proxy card. It may also be revoked by attendance at the meeting and voting in person.

VOTING AND SOLICITATION

     Proxies properly given and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

     Each stockholder is entitled to one vote for each share of common stock on all matters presented at the meeting. Stockholders do not have the right to cumulative voting in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

QUORUM; REQUIRED VOTES; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transactions of business being voted on at this year's Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

     With respect to the election of directors, Delaware law requires the affirmative vote of the holders of a plurality of the common stock present and entitled to vote on the election of directors at the Annual Meeting. Therefore, for purposes of the election of directors, abstentions will have no effect on the outcome of the vote, although they will be counted toward the presence of a quorum.

     The affirmative vote of a majority of the votes cast is required to adopt all other proposals being voted on at this year's Annual Meeting. Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with this holding. Thus, a broker non-vote will not affect the outcome of the voting on any of the proposals at the Annual Meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     Unless otherwise specified, all proxies received will be voted in favor of the election of the persons named below as directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

     There is no family relationship among any directors or executive officers of the Company.

THOMAS BENNETT

     Mr. Bennett, 46, has been a Director of the Company since November 2000. He has been with Computer Associates International, Inc. since 1988 and has been serving as its Senior Vice President of Business Development since April 1997. On February 8, 2000, he became a director of Metastream Corporation (a subsidiary of the Company from Metastream's formation in June 1999 until its merger with the Company in November 2000). Mr. Bennett currently serves as a member of the board of directors of Divine, Inc., I-Storm, Inc. and several private companies.

BRUCE R. CHIZEN

     Mr. Chizen, 46, has been a Director of the Company since November 2000. He has been the Chief Executive Officer of Adobe Systems Incorporated since December 2000 and has been the President of Adobe since April 2000. Mr. Chizen joined Adobe in August 1994 as Vice President and General Manager, Consumer Products Division. In December 1997, he was promoted to Senior Vice President and General Manager, Graphic Products Division and in August 1998, Mr. Chizen was promoted to Executive Vice President, Products and Marketing.

SAMUEL H. JONES, JR.

     Mr. Jones, 68, has been a Director of the Company since April 1992. He has been President of S-J Venture Capital Company since 1991. Mr. Jones founded S-J Transportation Company, in 1971 an industrial waste transportation company, and served as its President until 2002. Mr. Jones is a director of Fulton Financial Corp.

LENNERT J. LEADER

     Mr. Leader, 47, has been a Director of the Company since November 2000. Mr. Leader became President of AOL Time Warner Ventures upon the merger of America Online, Inc. and Time Warner Inc. in January 2001. Prior to the merger, Mr. Leader served as President of AOL Investments, a division of America Online, Inc., beginning in February 1998. Mr. Leader served as Senior Vice President, Chief Financial Officer, and Treasurer of AOL from September 1989 until July 1998. Prior to joining AOL, Mr. Leader was a Vice President of Finance of LEGENT Corporation, a computer software and services company, from March 1989 to September 1989, and Chief Financial Officer of Morino, Inc., a computer software and services company, from 1986 to March 1989 and Director of Finance from 1984 to 1986. Prior to joining Morino, Inc. in 1984, he was an audit manager of Price Waterhouse. Mr. Leader serves as a director of iVillage Inc. and Multex.com, Inc. Mr. Leader graduated with a B.S. in Accounting in 1977 from the University of Baltimore.

ROBERT E. RICE

     Mr. Rice, 47, has been a Director of the Company since April 2000. Mr. Rice co-founded Real Time Geometry Corp. and served as its chairman until its sale to the Company in 1996. At the Company, he served as vice president of strategic affairs until September 1999. He was the President and director of Metastream Corporation from its formation in June 1999 until its merger with and into the Company in November 2000. Mr. Rice has been President and Chief Executive Officer of the Company since April 2000. Before founding Real Time Geometry, Mr. Rice was a partner at the law firm of Milbank, Tweed, Hadley and McCloy LLP, where he advised on various corporate, tax, and intellectual property issues.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held 7 meetings during fiscal year 2001. All current directors attended at least 71% of the meetings of the Board of Directors held during fiscal year 2001 with the exception of Mr. Chizen, who attended 43% of the meetings of the Board of Directors held during fiscal year 2001.

     The Board of Directors has an audit committee (the "Audit Committee") which consists of Thomas Bennett, serving as Chairman, Samuel H. Jones, Jr. and Lennert J. Leader. The Audit Committee's primary function is to review the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent auditors, recommend resolutions for any disputes between the Company's management and its auditors, review with the outside auditor the scope of the audit, the auditor's fees and related matters, and review other matters relating to the relationship of the Company with the auditors, including their engagement and discharge. The Audit Committee held seven meetings during fiscal year 2001 with full attendance at each meeting by each member.

     The Board of Directors has a compensation committee (the "Compensation Committee") which consists of Samuel H. Jones, Jr., serving as Chairman, Thomas Bennett, and Bruce R. Chizen. The Compensation Committee's primary function is to develop and monitor compensation arrangements for the officers and directors of the Company, and monitor stock option activity for the Company. The Compensation Committee held three meetings during fiscal 2001. Each member of the Compensation Committee attended each meeting held during fiscal 2001.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed solely of independent directors who are qualified for service under the NASD listing standards. It acts under a written charter first adopted and approved by the Board of Directors in 2000.

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.

     In the performance of its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, the Audit Committee discussed with the independent auditors that firm's independence, and considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's 2001 Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Tommy Bennett, Chairperson
                                          Lennert J. Leader
                                          Samuel H. Jones, Jr.

PRINCIPAL ACCOUNTING FIRM FEES

  AUDIT FEES

     The aggregate fees billed by the Company's principal accounting firm PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements for the fiscal year ended December 31, 2001 and review of the financial statements included in the Forms 10-Q for that year were approximately $350,000.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not perform financial information systems design and implementation services in 2001. Accordingly, no amounts were billed by PricewaterhouseCoopers LLP for such services.

  ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than services described above under "Audit Fees", for the fiscal year ended December 31, 2001 were approximately $167,000. The vast majority of these fees relate to tax services and services in connection with

SEC filings. The Audit Committee determined that the provision of the non-audit services described above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

COMPENSATION OF DIRECTORS

     The Company reimburses each of its non-employee directors as follows: each non-employee director is paid (i) $2,500 at the end of each fiscal quarter in which he or she is a director, (ii) $1,000 for each regular Board meeting he or she attends, and (iii) $500 for each Board committee meeting he or she attends; provided, however, that if more than one committee meeting is held on the same day or a Board meeting and one or more committee meetings are held on the same day, no more than the initial $500 or $1,000, as the case may be, is paid to any director for all such meetings attended by such director on such date.

     Non-employee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). Under the Director Plan, each non-employee director who joins the Board is automatically granted a non statutory option to purchase 20,000 shares of Common Stock on the date upon which such person first becomes a director. In addition, each non-employee director automatically receives a non statutory option to purchase 5,000 shares of Common Stock on January 1 of each year, provided the director has been a member of the Board for at least six months. The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. The 20,000 share grant vests at a rate of one-eighth of the option shares upon the end of the first six-month period after the date of grant and one-forty-eighth of the remaining option shares per month thereafter, provided the optionee remains a director of the Company. The 5,000 share grant vests at the rate of one-half of the option shares upon the end of the first six-month period after the date of grant and one-twelfth of the remaining option shares per month thereafter, provided the optionee remains a director of the Company. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner, whether upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan.

     On November 28, 2000, Messrs. Bennett, Chizen and Leader were each granted an option to purchase 20,000 shares of Common Stock under the Director Plan at an exercise price of $5.75 per share. On January 1, 2001, Mr. Jones was granted an option to purchase 5,000 shares of Common Stock under the Director Plan at an exercise price of $4.68 per share.

EXECUTIVE COMPENSATION

     The following table presents certain information with respect to annual compensation and long-term compensation awarded during fiscal 1999, 2000 and 2001 to the Company's Chief Executive Officer and its four other most highly compensated executive officers as of December 31, 2001 and other executive officers during 2001 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION             SECURITIES
                                                ----------------------------------     UNDERLYING
                                                                      OTHER ANNUAL      COMPANY
NAME AND PRINCIPAL POSITION              YEAR    SALARY    BONUS      COMPENSATION      OPTIONS
---------------------------              ----   --------   ------     ------------     ----------
Robert Rice............................  2001   $330,000       --      $   18,004(1)   1,200,000
  Chairman, President and                2000    275,000   65,000      $2,352,132(2)     287,500
  Chief Executive Officer                1999    185,000   65,000(3)                     887,500
Jeff Kaplan............................  2001    219,771   50,000                        460,000
  Executive Vice President, Business
  Affairs
Paul Kadin.............................  2001    200,000   35,000
  Executive Vice President,              2000    155,589   30,000                        460,000
  Business Development
Anders Vinberg.........................  2001    200,000       --              --             --
  Executive Vice President,              2000     66,667                               1,185,000
  Technology, Engineering and
  Information Systems
David Feldman..........................  2001    200,000       --              --             --
  Executive Vice President and           2000    128,400       --              --        287,500
  Chief Strategist                       1999    128,400       --              --        182,500
Christopher Gentile....................  2001    200,000       --              --             --
  Executive Vice President,              2000    145,833   100,000             --        115,000
  Creative Services                      1999     63,832       --              --        222,500
Sreekant Kotay.........................  2001    200,000       --              --             --
  Senior Vice President,                 2000    170,000       --              --             --
  Marketing & Strategy                   1999    170,000       --              --        887,500

---------------

(1) Represents auto allowance.

(2) Represents loan forgiveness of $2,321,632, triggered by contractually specified events which occurred during 2000, and auto allowance of $30,500.

(3) Represents amount paid in 2000 for services performed in 1999.

STOCK OPTION GRANTS

     The following tables present information regarding stock options granted to the Named Executive Officers during fiscal year 2001. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of company common stock.

                         COMPANY OPTION GRANTS IN 2001

                                           INDIVIDUAL GRANTS
                        -------------------------------------------------------   POTENTIAL REALIZABLE VALUES AT
                        NUMBER OF       PERCENT OF                                 ASSUMED ANNUAL RATES OF STOCK
                        SECURITIES     TOTAL OPTIONS                               PRICE APPRECIATION FOR OPTION
                        UNDERLYING      GRANTED TO                                             TERM
                         OPTIONS       EMPLOYEES IN    EXERCISE OR   EXPIRATION   -------------------------------
NAME                     GRANTED        FISCAL YEAR    BASE PRICE       DATE            5%              10%
----                    ----------     -------------   -----------   ----------   --------------   --------------
Robert E. Rice........    200,000(1)        5.74%         $3.88       11/30/11      $  488,022       $1,236,744
                        1,000,000(2)       28.69%          3.88       11/30/11       2,440,111        6,183,721
Jeff Kaplan...........    460,000(1)       14.35%          6.13        2/15/11       1,927,562        4,884,821
Paul Kadin............         --             --             --             --              --               --
Anders Vinberg........         --             --             --             --              --               --
David Feldman.........         --             --             --             --              --               --
Christopher Gentile...         --             --             --             --              --               --
Sreekant Kotay........         --             --             --             --              --               --

---------------

(1) Twenty-five percent (25%) of the shares subject to the option vest on the first anniversary of the date of grant and one thirty-sixth vests each month thereafter.

(2) Vests periodically over a four-year period subject to achievement of performance or strategic goals.

     The following table presents information with respect to options to purchase Company common stock exercised during fiscal year 2001 by the Named Executive Officers, and the value of unexercised options at December 31, 2001.

       COMPANY OPTION EXERCISES IN 2001 AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                           SHARES                  OPTIONS AT DECEMBER 31, 2001       DECEMBER 31, 2001(1)
                         ACQUIRED ON     VALUE     -----------------------------   ---------------------------
NAME                      EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                     -----------   ---------   ------------   --------------   -----------   -------------
Robert E. Rice.........         --            --    1,128,727       1,630,938      $4,818,784     $5,681,625
Jeff Kaplan............         --            --           --         460,000              --        340,000
Paul Kadin.............         --            --      260,667         199,333       1,094,801        837,199
Anders Vinberg.........         --            --      702,375         482,625       1,612,530        933,570
David Feldman..........    217,542     1,022,447       73,791         195,042         372,227      1,107,926
Christopher Gentile....         --            --      199,375         138,125         793,468        417,583
Sreekant Kotay.........     34,000       168,994      738,104         307,396       3,628,333      1,671,218

---------------

(1) The value of unexercised, in-the-money options is the difference between the exercise price of the options and the fair market value of Company common stock at December 31, 2001 ($6.81).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has employment agreements with Messrs. Rice, Kaplan, Vinberg, Kadin, and Gentile.

     The Company entered into an employment agreement with Mr. Rice in December 2001 for a two-year term ending December 31, 2003 which provides for an annual base salary of $330,000. In addition, the Company granted Mr. Rice two options to purchase shares of the Company's common stock at a price of $3.88 per share, the fair market value of the Company's common stock on the date of grant. One of the stock option grants provides Mr. Rice with the option to acquire 200,000 shares, with 25% of the total grant vesting on the first anniversary of date of grant and the remainder vesting at the rate of 1/36th per month thereafter. The second option grant provides Mr. Rice with the option to acquire 1,000,000 shares (the "Performance-Based Option"). Six and three-tenths percent (6.3%) of the shares subject to the Performance-Based Option will vest at the end of each fiscal quarter in which the Company achieves financial goals established by the Board of Directors. If the Company does not achieve such financial goals, the allotted shares will not vest in Mr. Rice and Mr. Rice will have no right to exercise the option with respect to the allotted shares except in accordance with the following. If there is a change in control of the Company (as defined in the employment agreement), a percentage of the unvested portion of the Performance-Based Option will vest in Mr. Rice equal to the multiple of the exercise price received by the Company as consideration in the change in control. For example, if the per share consideration received by the Company in the change in control is twice the exercise price of the Performance-Based Option, fifty percent of the unvested portion of the Performance-Based Option will vest in Mr. Rice.

     Mr. Rice's employment agreement provides that if his employment is terminated by the Company without cause (as defined in the agreement), or by Mr. Rice for good reason (as defined), he will be entitled to immediate vesting of all of his unvested Company stock options (other than the Performance-Based Option) and severance pay equal to twice his annual base salary.

     The Company's employment agreement with Mr. Kaplan provides for his employment at a base salary of $200,000 per year. Mr. Kaplan also received a signing bonus of $50,000 upon the commencement of his employment, and a stock option to purchase 460,000 shares of the Company's common stock at an exercise price of $6.12 per share, which was the closing price of the Company's common stock on the day before Mr. Kaplan commenced employment. The option vests over a four-year period, with 25% of the shares vesting on February 15, 2002 and the balance vesting at the rate of 1/36th per month.

     Under the employment agreement, the Company loaned $375,000 to Mr. Kaplan. The loan bears interest at 4.94% per year, the applicable Federal rate established by Section 1274(d) of the Internal Revenue Code on the day the loan was made. The loan is secured solely by Mr. Kaplan's stock options in the Company and is non-recourse to Mr. Kaplan, unless the Company fires Mr. Kaplan for cause (as defined) or Mr. Kaplan quits without good reason (as defined), in which case the loan will become fully recourse to him.

     Mr. Kaplan's employment agreement provides that if there is a change of control (as defined in the agreement) of the Company, he will be entitled to immediate vesting of the Company stock option described above. In addition, if Mr. Kaplan's employment is terminated by the Company without cause (as defined) or if he terminates his employment with good reason (as defined), he will be entitled to severance pay equal to his annual base salary.

     The Company's employment agreement with Mr. Vinberg provides for his employment at a base salary of $200,000 per year. Under the employment agreement, Mr. Vinberg also received a stock option to purchase 1,035,000 shares of the Company's common stock at an exercise price of $4.35 per share. Twenty percent (20%) of the shares subject to the option vested on his hire date, 20% vested on the first anniversary of his hire date, and the balance vesting at the rate of 1/36th per month. In recognition of Mr. Vinberg's service as a director of Metastream, the employment agreement provides that, for purposes of vesting of this option, the option will vest as though Mr. Vinberg's hire date was October 1999 if Mr. Vinberg remains employed by the Company at least until February 28, 2001. Mr. Vinberg has satisfied this condition. Mr. Vinberg also received an additional stock option to purchase 172,500 shares of the Company's common stock at an exercise price of $8.56 per share. This additional option vests over a four-year period, with 25% vesting on September 6, 2002 and the balance vesting at the rate of 1/36th per month. In the event of a change of control of the Company (as defined), both of these stock options will vest immediately.

     Under the employment agreement, the Company loaned $200,000 to Mr. Vinberg. The loan bears interest of 5.07% per annum, the applicable Federal rate established by Section 1274(d) of the Internal Revenue Code on the day the loan was made. The loan is secured solely by Mr. Vinberg's stock options in the Company and will be non-recourse to Mr. Vinberg unless Mr. Vinberg's employment is terminated by the Company for cause (as defined), in which case the loan will be fully recourse to Mr. Vinberg.

     Mr. Vinberg's employment agreement provides that for the first three years of his employment, if his employment is terminated by the Company after a change of control (as defined) without cause (as defined), or if he quits for good reason (as defined), he will be entitled to base salary continuation, including medical benefits, for six months following his termination.

     Mr. Kadin's employment agreement with the Company calls for his employment at a starting base salary of $185,000 per year, with an anticipated annual bonus of $35,000 for his first year of employment and future bonuses as determined by the Board of Directors. Mr. Kadin also received a signing bonus of $30,000 and a stock option to purchase 460,000 shares of the Company's common stock at an exercise price of $2.61 per share. This option vests over a four-year period, with 20% vesting on the date of hire, 20% vesting on the first anniversary of his hire date and the balance vesting at the rate of 1/36th per month. Mr. Kadin's employment agreement provides that if the Company terminates his employment without cause (as defined), he will be entitled to a severance payment equal to six months of his then-current base salary.

     Mr. Gentile's employment agreement with the Company provides for a starting base salary of $125,000 per year, which has since been raised to $200,000 per year. In addition, pursuant to the employment agreement, Mr. Gentile received a stock option to purchase 50,000 shares of the Company's common stock at an exercise price of $5.75 per share. This stock option vests over a four-year period, with 25% of the total grant vesting on the first anniversary of the date of grant and the remainder vesting at the rate of 1/36th per month. In lieu of bonuses to which Mr. Gentile was entitled under the terms of the employment agreement, the Company issued to Mr. Gentile in September 2000 an additional stock option to purchase 115,000 additional shares of the Company's common stock at an exercise price of $5.65 per share. This additional option also vests over a four-year period, with 20% of the total grant vesting on the date of grant, 20% vesting on the first anniversary of the date of grant and the remainder vesting at the rate of 1/36th per month. Mr. Gentile also received a stock option to purchase 172,500 shares of the Company's common stock at an exercise price of $0.87 per share in December 1999.

     The Company entered into an employment agreement with Mr. James A. Abate in 2000 under which Mr. Abate served as Chief Financial Officer. Mr. Abate resigned in January 2001. The employment agreement called for his employment at a base salary of $200,000 per year, along with a targeted annual bonus of $50,000 for his first year of employment and future bonuses as determined by the Board of Directors. Mr. Abate also received 200,000 restricted shares of the Company's common stock, a stock option to purchase 690,000 shares of the Company's common stock at an exercise price of $4.35 per share, and an additional stock option to purchase 100,000 shares of the Company's common stock at an exercise price of $8.12 per share. Mr. Abate forfeited his restricted stock and his stock options upon his resignation.

     In addition, under his employment agreement, Mr. Abate received an interest-free loan of $1,500,000 from the Company. This loan was secured by Mr. Abate's restricted stock and stock options and was repayable at the Company's demand upon the termination of Mr. Abate's employment. The Company has demanded repayment of this loan by Mr. Abate. Mr. Abate, however, has refused to repay the loan, asserting that the loan was non-recourse to him and was secured solely by his restricted stock and stock options. The Company believes that Mr. Abate's assertion is entirely without merit, and that the loan is fully recourse to Mr. Abate. The Company has commenced litigation against Mr. Abate in New York State Supreme Court and intends to enforce repayment by Mr. Abate using all available legal means.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is a former or current officer or employee of the Company. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee is responsible for reviewing and approving compensation for executive officers of the Company, administering the Company's stock option plans, and approving employment agreements between the Company and executive officers.

  COMPENSATION PHILOSOPHY

     The Company operates in the competitive and rapidly changing environment of high technology businesses. The Company's compensation philosophy is based on the belief that achievement in this environment is enhanced by the coordinated efforts of all individuals working toward common objectives. The goals of the Company's compensation program are to align compensation with the Company's business objectives and performance, to foster teamwork and to enable the Company to attract, retain and reward employees who contribute to the Company's long-term success.

  COMPENSATION COMPONENTS

     The Company's executive officers are compensated with a salary and stock option awards. Certain executive officers are also eligible for bonuses. The Committee assesses the past performance and anticipated future contribution, and considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation.

     Salary. The salaries of the executive officers, including the Chief Executive Officer, are determined by the Committee with reference to salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

     Stock Options. Stock option awards are designed to align the interests of executives with the long-term interests of the stockholders. The Committee approves option grants subject to vesting periods (usually 48 months) to retain executives and encourage sustained contributions. The exercise price of options is typically not less than the closing market price on the date of grant. These options will acquire value only to the extent that the price of Company common stock increases relative to the market price at the date of grant. In some cases, options only vest if the Company or the individual achieves performance goals established by the Board of Directors.

     Bonus. The Company has established an incentive compensation plan pursuant to which certain executive officers and a limited number of key employees may receive annual cash bonuses. Targets for sales growth and operating income influence whether and to what extent incentive compensation payments will be made. Individual payments are based on the Company's achievement of these targets.

  CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Company entered into an employment agreement with Mr. Rice in December 2001 for a two-year term ending December 31, 2003 which provides for an annual base salary of $330,000. In addition, the Company granted Mr. Rice two options to purchase shares of the Company's common stock at a price of $3.88 per share, the fair market value of the Company's common stock on the date of grant. One of the stock option grants provides Mr. Rice with the option to acquire 200,000 shares, with 25% of the total grant vesting on the first anniversary of the date of grant and the remainder vesting at the rate of 1/36th per month thereafter. The second option grant provides Mr. Rice with the option to acquire 1,000,000 shares (the "Performance-Based Option"). Six and three-tenths percent (6.3%) of the shares subject to the Performance-Based Option will vest at the end of each fiscal quarter in which the Company achieves financial goals established by the Board of Directors. If the Company does not achieve such goals, the allotted shares will not vest in Mr. Rice and Mr. Rice will have no right to exercise the option with respect to the allotted shares except in accordance with the following. If there is a change in control of the Company (as defined in the employment agreement), a percentage of the unvested portion of the Performance-Based Option will vest in Mr. Rice equal to the multiple of the exercise price received by the Company as consideration in the change in control. For example, if the per share consideration received by the Company in the change in control is twice the exercise price of the Performance-Based Option, fifty percent of the unvested portion of the Performance-Based Option will vest in Mr. Rice.

     In determining Mr. Rice's compensation, the Committee made reference to several surveys of compensation of chief executive officers of similarly-situated companies and considered Mr. Rice's role in positioning and leading the Company.

                                          COMPENSATION COMMITTEE
                                          Samuel H. Jones, Jr., Chairperson
                                          Thomas Bennett
                                          Bruce R. Chizen

STOCKHOLDER RETURN COMPARISON

     The following graph shows a five-year comparison of the cumulative total return on Company Common Stock from December 12, 1995 and ending December 31, 2001, the CRSP Total Return Index for the NASDAQ Stock Market (U.S. companies) and the CRSP Total Return Index for the NASDAQ Computer and Data Processing Services Stocks (SIC 737). The graph assumes that $100 was invested on the date of the Company's initial public offering, December 12, 1995, and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
            AMONG VIEWPOINT CORPORATION, THE NASDAQ STOCK MARKET --
          US INDEX, AND THE NASDAQ COMPUTER AND DATA PROCESSING INDEX

------------------------------------------------------------------------------------------------------------
                       12/12/95   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
------------------------------------------------------------------------------------------------------------
 Viewpoint               100         96         44         41         20         32         19         24
 NASDAQ Stock
  Market -- US           100         99        122        150        211        391        235        186
 NASDAQ Computer and
  Data Processing        100         98        122        150        268        581        341        258

STOCK PERFORMANCE GRAPH

                              [PERFORMANCE GRAPH]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of April 19, 2002 regarding the only persons known by the Company to own, directly or indirectly, more than five percent of the Company's Common Stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                PERCENTAGE
                                                             NUMBER OF              OF
NAME OF BENEFICIAL OWNER                                       SHARES            CLASS(1)
------------------------                                     ----------        -------------
RS Management Co. LLC (2)..................................  4,185,900             10.5
     388 Market Street
     Suite 200
     San Francisco, CA 94111
Jim Crabbe.................................................  3,782,000              9.5
     121 SW. Morrison
     Suite 1400
     Portland, OR 97204
Ellen H. Adams (3).........................................  3,413,452              8.6
     101 Park Ave, 6th Flr.
     New York, NY 10178
Paul P. Tanico (4).........................................  3,323,352              8.3
     101 Park Ave, 6th Flr.
     New York, NY 10178
Computer Associates........................................  2,835,000              7.1
     One Computer Associates Plaza
     Islandia, NY 11749

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of April 19, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 39,875,511 shares of Common Stock outstanding on April 19, 2002.

(2) According to information contained in a 13G filing dated as of February 19, 2002 and other information furnished to the Company by the stockholder, these shares are beneficially owned by (i) R.S. Investment Management, L.P., a registered investment advisor, and (ii) RS Investment Management Co. LLC, a holding company. R.S. Investment Management, L.P. and RS Investment Management Co. LLC have shared power to vote or to direct the vote of 4,185,900 of the Company's Common Stock.

(3) According to information contained in a 13G filing dated as of February 19, 2002 and other information furnished to the Company by the stockholder, these shares of the Company's Common Stock are (i) also beneficially owned by CastleRock Management, LLC, a Delaware limited liability company ("Management LLC"), of which Ms. Adams is a managing member, (ii) beneficially owned by CastleRock Asset Management, Inc., a New York corporation ("Management Inc."), of which Ms. Adams is a director, officer and stockholder, (iii) beneficially owned by CastleRock Money Purchase Pension Plan ("Retirement Fund"), over which Ms. Adams shares investment discretion, (iv) owned directly by a trust of which Ms. Adams is a trustee,
    (v) held in a certain account owned directly by Ms. Adams and Jonathan

    Sheer, and (vi) held in certain accounts over which Ms. Adams shares investment discretion. Management LLC beneficially owns all of the 1,097,829 shares of the Company's Common Stock owned directly by CastleRock Partners, L.P., a Delaware limited partnership, of which Management LLC is the general partner, and all of the 92,171 shares of the Company's Common Stock directly owned by CastleRock Partners II, L.P., a Delaware limited partnership, of which Management LLC is the general partner. Management Inc. beneficially owns all of the 1,462,952 shares of the Company's Common Stock directly owned by CastleRock Fund, Ltd., an international business company organized in the British Virgin Islands, for which Management Inc. serves as an investment advisor, and all of the 497,000 shares of the Company's Common Stock owned directly by a separate management account for which Management Inc. serves as an investment advisor. Ms. Adams has shared voting and dispositive power with respect to 3,413,452 shares of the Company's Common Stock.

(4) According to information contained in a 13G filing dated as of February 19, 2002 and other information furnished to the Company by the stockholder, these shares of the Company's Common Stock are (i) beneficially owned by Management LLC, of which Mr. Tanico is a managing member, (ii) beneficially owned by Management Inc., of which Mr. Tanico is a director, officer and stockholder, (iii) directly owned by Mr. Tanico, (iv) beneficially owned by the Retirement Fund over which Mr. Tanico shares investment discretion, and
    (v) held in certain accounts individually managed by Mr. Tanico. Mr. Tanico has shared voting and dispositive power with respect to 3,323,352 shares of the Company's Common Stock.

  Security Ownership of Management

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock, as of April 19, 2002, by the Company's directors, nominees for election as directors, Named Executive Officers, and all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                       COMMON
                                                                                       STOCK
                                                                                       AND                   PERCENTAGE
                                                       NUMBER OF   VESTED              VESTED                OF
NAME                                                    SHARES     OPTIONS(1)          OPTIONS               CLASS(2)
----                                                   ---------   ----------          -------               ----------
Samuel H. Jones, Jr..................................    940,055         162,938         1,102,993                2.8
Thomas Bennett(3)....................................         --           6,146             6,146                  *
Bruce R. Chizen(4)...................................         --           6,146             6,146                  *
Lennert J. Leader(5).................................         --           6,146             6,146                  *
Robert Rice..........................................         --       1,210,082         1,210,082                3.0
Jeff Kaplan..........................................         --         145,833           145,833                  *
Paul Kadin...........................................         --         283,667           283,667                  *
Anders Vinberg.......................................         --         783,875           783,875                2.0
David Feldman........................................         --         100,916           100,916                  *
Christopher Gentile..................................         --         201,667           201,667                  *
Sreekant Kotay.......................................         --         780,604           780,604                2.0
All directors and executive officers as a group
  (11 persons).......................................    940,055       3,688,020         4,628,075               11.6

---------------

*  Percentage of shares beneficially owned is less than one percent of total.

(1) Represents shares issuable upon exercise of options to purchase Company Common Stock that are exercisable within 60 days of April 19, 2002.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of April 19, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 39,875,511 shares of Common Stock outstanding on April 19, 2002.

(3) Mr. Bennett is Senior Vice President, Computer Associates International, Inc., which owns 2,835,000 shares of Company Common Stock. Mr. Bennett disclaims beneficial ownership of the shares owned by Computer Associates.

(4) Mr. Chizen is the President and Chief Executive Officer of Adobe Systems Incorporated which owns 1,597,200 shares of Company Common Stock. Mr. Chizen disclaims beneficial ownership of the shares owned by Adobe Systems.

(5) Mr. Leader is President of AOL Time Warner Ventures, a division of AOL Time Warner Inc. AOL Time Warner Inc. owns 1,725,000 shares of Company Common Stock. Mr. Leader disclaims beneficial ownership of the shares owned by AOL Time Warner Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers, and persons who own more than ten percent of a registered class of the Company's securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2001, its officers, directors and greater-than ten percent stockholders complied with all Section 16(a) filing requirements.

                                 PROPOSAL TWO:

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP, independent accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2002. This selection will be presented to the stockholders for ratification at the Annual Meeting. If the stockholders fail to ratify this selection, the Board of Directors will reconsider its selection. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S ACCOUNTANTS FOR FISCAL 2002 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS

     As of the mailing of this proxy statement, the Board of Directors knows of no other business which will be presented for consideration to be submitted at the Annual meeting. However, if any such other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the proxies in respect of any such business in accordance with their best judgment.

FINANCIAL STATEMENTS

     The Company's 2001 Annual Report on Form 10-K is incorporated herein by reference and is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting. In addition, the Company's Quarterly Report on SEC Form 10-Q for the period ending March 31, 2002 is incorporated herein by reference and is available for inspection with the SEC or upon request at the executive offices of the Company.

PROPOSALS BY STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company on or before December 29, 2002, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. Any such proposal must comply with all applicable rules and regulations of the SEC. With respect to proposals submitted by a stockholder other than for inclusion in the Company's Proxy Statement and related form of proxy, timely notice of the proposal must be received by the Company on or before March 14, 2003. Proxies solicited by the Board of Directors for the 2003 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not received by that date.

                                          THE BOARD OF DIRECTORS

New York, New York
April 30, 2002

                                  DETACH HERE

                                     PROXY

                             VIEWPOINT CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Viewpoint Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 29, 2002, and hereby appoints Robert E. Rice and Anthony Pane, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Viewpoint Corporation to be held at the Sky Club conference center, MetLife Building, 200 Park Avenue, 56th Floor, New York, NY 10166 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Viewpoint Corporation common stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-----------------                                                 ----------------
VOTE BY TELEPHONE                                                 VOTE BY INTERNET
-----------------                                                 ----------------

It's fast, convenient and immediate                               It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                              confirmed and posted
1-877-PRX-VOTE (1-877-779-8683)

FOLLOW THESE FOUR EASY STEPS:                                     FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY                                    1. READ THE ACCOMPANYING PROXY
   STATEMENT AND PROXY CARD                                          STATEMENT AND PROXY CARD

2. CALL THE TOLL-FREE NUMBER                                      2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683)                                   TP://WWW.EPROXYVWPT.COM/VWPT

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED                        3. ENTER YOUR VOTER CONTROL NUMBER
   ON YOUR PROXY CARD ABOVE YOUR NAME                                LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME

4. FOLLOW THE RECORDED INSTRUCTIONS                               4. FOLLOW THE INSTRUCTIONS PROVIDED

YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime                                       Go to http://www.eproxyvote.com/vwpt anytime

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

-----------------------------------------------------------------------------------------------------------------------------------
                                                         DETACH HERE


[X] Please mark
    Votes as in
    this example.


    1. Election of Directors
                                                                                                           FOR    AGAINST   ABSTAIN
       NOMINEES: (01) Thomas Bennett, (02) Bruce R. Chizen,       2 To ratify the appointment of           [ ]      [ ]       [ ]
       (03) Lennert J. Leader, (04) Samuel H. Jones, Jr. and        PricewaterhouseCoopers LLP as
       (05) Robert E. Rice                                          independent accountants for
                                                                    Viewpoint for the 2002
                 FOR                 WITHHELD                       fiscal year

                 [ ]                   [ ]

                                                                  3 To transact such other business
                                                                    as may properly come before the
                                                                    meeting or any adjournments
                                                                    thereof.


                                                                    MARK HERE FOR ADDRESS [ ]
                                                                    CHANGE AND NOTE AT LEFT


                                                                  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL
                                                                  MEETING DATED APRIL 29, 2002.

                                                                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                                                                  THE ENCLOSED ENVELOPE.

[ ] _______________________________________                       NOTE: Please sign exactly as name appears on your stock
(Instructions: To withhold authority to                           certificate. If the stock is registered in the names of
vote for any individual nominee, write                            two or more persons, each should sign. Executors, administrators,
that nominee's name in the space                                  trustees, guardians, attorneys and corporate officers should
provided below).                                                  insert their titles.






















Signature:__________________________________ Date:_______________ Signature:__________________________________ Date:_______________